August 20, 2026 APA INVESTOR TECHNOLOGY SHOWCASE

1 DISCLAIMER FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating to the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs and changes in trade policy, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “positioned,” “designed to” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea and Strait of Hormuz, conflict in the Middle East (including, but not limited to, the war in Iran), changing trade policies, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; the development, deployment and commercialization of new products, including DuraTrack D2STM, OmniTrack 2.0, the 60 degree variant of DuraTrack, and our ARRAY AtlasTM suite of foundation-to-tracker solutions; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to complete the acquisition of Affordable Wire Management, LLC (“AWM”) on the anticipated terms and timetable, including the possibility that closing conditions may not be satisfied or waived; our ability to successfully integrate APA Solar, LLC (“APA”) and AWM into our existing operations, realize the anticipated benefits or synergies of the acquisitions of APA and AWM and achieve strategic and other objectives relating to the acquisitions; risks related to any unforeseen liabilities of AWM; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. MARKET AND INDUSTRY DATA This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness. NON-GAAP FINANCIAL INFORMATION This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin and Free cash flow. A reconciliation of projected Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, and Free cash flow, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from Adjusted EBITDA and Adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. The presentation also references AWM’s trailing twelve-month EBITDA (“AWM TTM EBITDA”) and the transaction multiple derived therefrom and AWM EBITDA Margin, which are non-GAAP financial measures relating to a business that has not historically reported publicly. AWM TTM EBITDA means net income plus interest expense, income tax expense (Benefit), depreciation, and amortization during the twelve- month period ended May 31, 2026. AWM EBITDA Margin means AWM TTM EBITDA as a percentage of AWM TTM Revenue. A reconciliation of AWM TTM EBITDA and AWM EBITDA Margin to the most directly comparable GAAP financial measures is not provided because we are unable to provide such reconciliation without unreasonable effort. We believe that these non-GAAP financial measures are provided to enhance the reader’s understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Among other limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, and Free cash flow do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments; do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations; do not reflect income tax expense or benefit; and other companies in our industry may calculate Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin and Free cash flow differently than we do, which limits their usefulness as comparative measures. Because of these limitations Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin and Free cash flow should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin and Free cash flow on a supplemental basis. This presentation also refers to ARRAY's Adjusted EPS. We generally define Adjusted net (loss) income per share as net (loss) income to common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) Series A preferred stock accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) certain legal expenses, (viii) acquisition-related expenses, and (ix) income tax expense adjustments. We define Adjusted net (loss) income per common share as Adjusted net (loss) income divided by the basic and diluted weighted average number of shares outstanding for the applicable period.

TODAY'S AGENDA

ARRAY

1. **ARRAY'S DIFFERENTIATION THROUGH TECHNICAL INTEROPERABILITY**
   Kevin G. Hostetler, ARRAY CEO
2. **APA: BUILDING AN INTEGRATED UTILITY-SCALE PLATFORM**
   Josh Von Deylen, APA Solar Founder & CEO
   Joe Von Deylen, APA Solar Founder & COO
3. **BREAK**
4. **INNOVATION & TECHNICAL SELLING AS A COMPETITIVE ADVANTAGE**
   Nick Strevel, ARRAY Chief Product Officer
   Darin Green, ARRAY Chief Revenue Officer
5. **KEY TAKEAWAYS**
   Kevin Hostetler, ARRAY CEO
6. **EXECUTIVE Q&A SESSION**
7. **LUNCH**
8. **SHUTTLE DEPARTS TO APA FACILITIES**

2

Kevin G. Hostetler ARRAY CEO ARRAY’S DIFFERENTIATION THROUGH TECHNICAL INTEROPERABILITY

WE ARE EVOLVING FROM A PURE-PLAY TRACKER COMPANY INTO A TECHNICALLY INTEGRATED ENERGY INFRASTRUCTURE PLATFORM THAT EXPANDS OUR PROJECT SHARE THROUGH INTEROPERABLE SOLUTIONS

5 WHAT YOU WILL HEAR TODAY 1 APA is a highly differentiated strategic asset with proven synergy potential 2 Customer demand for technically integrated utility-scale solar solutions is growing 3 ARRAY’s balance-of-system strategy is expanding its addressable market and share of wallet 4 APA and AWM1 demonstrate a repeatable M&A framework for long-term value creation 5 ARRAY's integrated platform is designed to create sustainable customer value (1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.

ARRAY'S MOMENTUM CONTINUES TO BUILD

ARRAY

A leading provider of utility-scale solar tracking and engineered foundation solutions

STRONG MOMENTUM

A **global leader** advancing the future of clean energy	**259** total active patents, **230** additional pending	**$2.5 billion** record orderbook	**~Half of orderbook** is tier-1 utilities, IPPs, and developers
102+ GW trackers delivered globally	**5 significant** product launches in 2026	**37%** YoY orderbook growth	**1.5x** LTM book-to-bill

WHY WE WIN

PROVEN MARKET LEADERSHIP

- Patented linked-row architecture
- Patented passive wind stow technology

DEEP CUSTOMER RELATIONSHIPS

- Long-standing relationships with leading developers and IPPs
- High repeat customer activity

PLATFORM EXPANSION

- Expanding beyond trackers through APA & pending AWM[1] acquisitions
- Increasing share of wallet opportunity
- Building a broader energy infrastructure platform

*Note: Unless otherwise noted, data as of 2Q26

(1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.

6

ARRAY

STRATEGIC PRIORITIES GUIDING PROFITABLE GROWTH AND GLOBAL SCALE

INNOVATE OUR FUTURE | ELEVATE OUR INTERNATIONAL BUSINESS | ADVANCE OUR CUSTOMER-FIRST CULTURE



Expanded key growth markets — contracts executed in Peru, Colombia, and Turkey



Introduced DuraTrack D2S™ for international markets

$2.5B

Record orderbook


New Products %(1)
~50%
7%
1Q24
2Q26

Strong commercial momentum and rapid adoption of new products



Launched OmniTrack® 2.0 – accommodating 2 degrees slope change post-to-post



Announced development of DuraTrack® 60° variant for extreme weather resilience



Developed ARRAY Atlas™ suite of foundation-to-tracker solutions in conjunction with APA

*Note: Unless otherwise noted, data as of 2Q26

(1) New product introductions - OmniTrack®, SkyLink, Hail XP™, and APA as % of orderbook

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STRONG U.S. SOLAR DEMAND CREATES OPPORTUNITIES TO EXPAND SHARE OF WALLET

ARRAY

Significant potential adjacent opportunities within utility-scale solar and BESS to further expand TAM

>$150M
Wire Management U.S. TAM[2]

AWM

$1.7B
Utility-Scale Foundations + Fixed-Tilt U.S. TAM[1]

APA SOLAR RACKING

$4.3B
Utility-Scale Tracking U.S. TAM[1]

ARRAY



36-39 GW of annual projected U.S. utility-scale solar shipments through 2030[1]

100 GWh of annual U.S. utility-scale battery storage installations by 2030[1]

79% of planned 2026 U.S. electric capacity additions coming from utility-scale solar and battery storage[3]

30% increase in average U.S. utility-scale solar project size in 2026 vs. 2023[4]

1) Tracking, Foundations, Fixed-tilt, and Battery Storage TAMs derived from third-party installed-capacity and pricing forecasts – Wood Mackenzie U.S. Solar & U.S. Storage 1Q26
2) Wire-management TAM derived from management estimates based on AWM's existing product portfolio and third-party installed-capacity forecasts—Wood Mackenzie Global Solar & U.S. Storage 1Q26; The AWM transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.
3) U.S. Energy Information Administration, New U.S. electric generating capacity expected to reach a record high in 2026
4) Wood Mackenzie | Project Database-US Utility Solar for projects >20 MW based on construction start dates 3Q26

8

ARRAY

CUSTOMERS ARE PRIORITIZING INTEGRATED SOLUTIONS

As utility-scale solar projects grow larger and more complex, customers are increasingly seeking technically integrated solutions that reduce execution risk

LARGER PROJECTS

Average customer project size continues to grow

>250 MW average orderbook project size

+

MORE DIVERSE SITE ENVIRONMENTS

Standard sites are less common

New product introductions now ~50% of orderbook[1]

+

MORE COMPLEX SOIL CONDITIONS

Greater visibility in surface conditions

A-Frame® quote requests up ~50% 2Q26 vs. 1Q26

= **GREATER EXECUTION COMPLEXITY & RISK**

PREFERENCES ARE SHIFTING TOWARDS:

- Integrated tracker + foundation solutions
- Fewer counterparties & interfaces
- Simplified installation & coordination
- Less execution risk
- Lower total cost of ownership

*Note: Unless otherwise noted, data as of 2Q26

(1) New product introductions - OmniTrack®, SkyLink, Hail XP™, and APA as % of orderbook

9

ARRAY

ARRAY HAS EVOLVED TO MEET CHANGING CUSTOMER NEEDS

Through accelerating innovation and disciplined M&A, ARRAY has expanded its participation across the utility-scale solar project lifecycle

2023 - 2025

OmniTrack®
Terrain-following technology lowers grading costs and improves project economics

SmarTrack®
Continued expansion of software platform optimizing energy production

Launch of AIC
The Array Innovation Center

SkyLink™
Wireless, PV-powered tracker architecture improves installation and operations

APA Acquisition
Expands into foundations and fixed-tilt solutions, broadening ARRAY's BOS platform

1H'26

DuraTrack D2S™
Brings proven DuraTrack architecture to international dual-row markets

OmniTrack® 2.0
Next-generation terrain-following technology lowers grading costs and accelerates project deployment

2H'26

DuraTrack® 60° Variant
Designed to mitigate hail risk while improving project economics in moderate-risk regions

ARRAY Atlas™ I & II
Engineered foundation solutions designed to improve installation speed and project certainty

AWM Acquisition[1]
Expected to add cable management solutions, completing another critical BOS layer

FIVE MAJOR LAUNCHES IN 2026

Each developed through voice-of-customer, expanding addressable market and/or share of wallet

(1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.

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ARRAY

ADVANCING ARRAY'S BALANCE-OF-SYSTEM STRATEGY

Transforming from a tracker leader to a technically integrated energy infrastructure platform

ENGINEERING, DESIGN, & FIELD SERVICES

- SOFTWARE & AI
- CONTROLS
- ELECTRICAL BOS
- TRACKERS
- FOUNDATIONS

A technically integrated platform driving higher energy yield, lower installed cost, and stronger customer value

OUTCOME

HIGHER SHARE OF PROJECT ECONOMICS

Access a greater share of wallet across each utility-scale project

INTEGRATED CUSTOMER OFFERING

Engineer technologies together to improve performance, installation efficiency, and project economics

PLATFORM FOR FUTURE GROWTH

Expand into adjacent technologies that deliver compelling customer benefits

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12 BUILDING ARRAY'S INTEGRATED ENERGY INFRASTRUCTURE PLATFORM Building a more technically integrated balance-of-system platform that creates greater customer value ACQUIRE CATEGORY LEADERS Identify high- performing businesses in adjacent technologies that strengthen ARRAY's platform INTEGRATE INTO BOS PLATFORM Combine complementary technologies into a more complete energy infrastructure platform CREATE CUSTOMER VALUE Deliver better project economics through improved performance, installation efficiency, and simplified execution ENGINEER INNOVATIVE TECHNOLOGIES TOGETHER Drive system-level performance through technical interoperability and integrated engineering DRIVE SHAREHOLDER VALUE Expand growth opportunities through higher share of wallet, stronger customer relationships, and disciplined capital allocation 1 2 3 4 5

13 APPROACH TO M&A IS A DIFFERENTIATOR Disciplined acquisition criteria focused on strategic fit, integration potential, and value creation STRATEGIC FIT Expands our BOS platform Aligns with ARRAY's long-term platform vision MARKET POSITIONING High performers in category or differentiated niche Strong customer pull and sustainable value proposition TECHNICAL INTEROPERABILITY Technically compatible with ARRAY solutions Enables integrated customer offerings and data flow FINANCIAL QUALITY Profitable or clear near-term path to profitability Disciplined valuation, returns, and cash generation STRONG MANAGEMENT & ALIGNED CULTURE High-quality management team Strong operating culture and decision making SYNERGY POTENTIAL Revenue synergies: Cross- selling, increasing share of wallet Cost synergies: supply chain, SG&A, scale

14 HOW APA & AWM FIT THE FRAMEWORK ACQUISITION CRITERIA STRATEGIC FIT Expands ARRAY into the critical foundations layer Expected to expand ARRAY's BOS platform with cable management MARKET LEADERSHIP A leading U.S. provider of fixed-tilt and tracker foundations A leading independent utility-scale cable management provider TECHNICAL INTEROPERABILITY Integrated tracker and foundation solutions Integrated cable management across the BOS platform FINANCIAL QUALITY Profitable growth with significant synergy potential High-margin, capital-light, and EPS accretive MANAGEMENT & CULTURE Proven engineering-led management team Founder-led team with proven operators SYNERGY POTENTIAL Supply chain, manufacturing, and 45X synergies Cross-selling and global BOS expansion 1 (1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.

OUR STRATEGY IN ACTION

ARRAY

Upon close, AWM[1] would extend ARRAY's balance-of-system platform, expanding customer value proposition into wire management, BESS, and datacenter applications

A Leading Wire Management Solutions Provider

Proven utility-scale performance

Proprietary engineering & IP

Platform for adjacent market expansion


UTILITY-SCALE SOLAR

Purpose-built wire management built for the scale and demands of utility-scale solar


BESS SOLUTIONS

Durable wire management engineered for the demands of battery energy storage systems


DATACENTER APPLICATIONS

Innovative wire management solutions for high-growth datacenter applications

WHY IT MATTERS

- **Expands the Platform:** Broadens balance-of-system offering
- **Enhances Customer Value:** More integrated solutions that deliver greater value
- **Strengthens Differentiation:** Supports greater interoperability and expands addressable markets
- **Unlocks New Growth:** Positions ARRAY for expansion into BESS and datacenter applications

ATTRACTIVE FINANCIAL PROFILE

$153M	~6.0x	High 30's	HSD+ YEAR 1	>$250M
Base Purchase Price[1]	**AWM TTM EBITDA[2]**	**EBITDA Margin**	**EPS Accretion *before Synergies***	**Expanded Addressable Market**

(1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions.

(2) Includes the base purchase price of $153 million and includes the benefit of expected tax savings that will be created by stepping up the tax basis of AWM's assets and other related deductions. Trailing twelve-months as of May 31, 2026

15

APA INTEGRATION IS PROGRESSING WELL

ARRAY

Acquired in August 2025 and delivering significant growth in its first year under ARRAY leadership

BOOKINGS MOMENTUM

$1.5X YTD Book-to-Bill

- A-Frame quote requests up ~50% in 2Q26 vs 1Q26

REVENUE GROWTH

+17%

- YTD YoY, first year under ARRAY
- YoY growth expected to accelerate in H2-2026

AVG PIPELINE PROJECT

+155%

- vs pre-acquisition, on larger utility-scale penetration

PATENT PORTFOLIO

32 ACTIVE & PENDING

- Accelerated new product development post-acquisition

*Note: Unless otherwise noted, data as of 2Q26

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17 Focused on scaling integrated solutions, capturing synergies, and strengthening APA as a long- term growth platform within ARRAY INTEGRATION PRIORITIES OVER NEXT YEAR ACCELERATE COMMERCIAL MOMENTUM Continue disciplined execution against sourcing, supply chain, and operational synergy opportunities Installation of new capital expenditures to drive greater share of in-house 45X capture Standardize processes and metrics to support scalable growth CONTINUE STRENGTHENING OPERATING MODEL Continue integration and alignment across finance, IT, supply chain, commercial, product, and legal functions Leverage ARRAY customer relationships and APA foundation expertise to expand cross- selling Support traction in larger utility-scale project opportunities Add quoting and sales support to meet growing demand SCALE INTEGRATED PRODUCT OFFERING Launch new tracker + foundation solution Execute on product roadmaps across ARRAY and APA Expand customer value through more integrated, interoperable, and bankable utility-scale solar solutions CONTINUE CAPTURE OF SYNERGIES & 45X

18 APA IS BUILT FOR LONG-TERM PROFITABLE GROWTH Scaling revenue, expanding margins, and diversifying the platform over the next 3–5 years EXPECTED FORWARD FINANCIAL PROFILE High-Teens ADJ. EBITDA MARGIN1 Expected to be accretive to ARRAY margins through efficient operating leverage Significant Double-Digit 3-YR REVENUE CAGR Expected annual revenue growth over the next 3 years ~20%→50% ENGINEERED FOUNDATIONS Expected share of APA revenue within 3 years Building towards a higher-growth, higher-margin, and more diversified ARRAY platform (1) A reconciliation of projected Adjusted gross margin and projected Adjusted EBITDA margin, which are forward-looking measure that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, are not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as amortization of intangible assets and the tax effect of such items, in addition to other items. High-20s% ADJ. GROSS MARGIN1 Expected to improve from an already strong base

DISCIPLINED CAPITAL ALLOCATION FRAMEWORK

ARRAY

Prioritizing investment in organic growth, a strong capital structure, and strategic M&A

INVEST IN ORGANIC GROWTH

Fund high-return opportunities that extend product leadership and expand software, services, and adjacent solutions

STRENGTHEN CAPITAL STRUCTURE

Target Free Cash Flow (FCF)[1] growth YoY in 2027 while managing debt service, refinancing, and targeting "core operational" net debt leverage at or below 2.5x[2]

PURSUE STRATEGIC M&A

Execute our balance-of-system strategy through disciplined M&A that strengthens customer value and long-term returns

AREAS OF FOCUS

- Voice of customer
- Cost out initiatives
- Profitability optimization

- Pref Service as % of FCF
- Managing convert maturities
- After-tax cost of capital

- Technical interoperability
- Earnings and FCF accretion
- Customer value

Expect earnings and FCF growth, supported by record $2.5B orderbook[3], to expand ARRAY's capacity to invest across each priority

(1) Free Cash Flow defined as operating cash flow less capital expenditures
(2) Net debt leverage defined as Total Debt less Cash & Cash Equivalents divided by trailing twelve months (TTM) adjusted EBITDA. A reconciliation of projected net debt leverage and adjusted EBITDA, which are forward-looking measure that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, are not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized.
(3) Data as of 2Q26

19

20 OUR DIFFERENTIATED BALANCE-OF-SYSTEM STRATEGY IS CREATING CUSTOMER VALUE STRENGTHENING CUSTOMER VALUE PROPOSITION Better project economics Improved installation efficiency Reduced execution risk BUILDING A MORE INTEGRATED PLATFORM Increased customer relevance & platform stickiness Broader participation across project lifecycle Platform for future growth EXPANDING BEYOND TRACKERS Larger addressable market Increased share of wallet Access to adjacent project share

Josh Von Deylen APA Solar Founder & CEO APA: BUILDING AN INTEGRATED UTILITY-SCALE PLATFORM Joe Von Deylen APA Solar Founder & COO

22 PROVEN PARTNER IN SOLAR FOUNDATIONS & RACKING Evolving into a comprehensive, foundation-led solutions platform with differentiated engineering expertise and expanded opportunity with ARRAY 17+ years serving the solar industry A leading provider of fixed-tilt, tracker foundations, and engineering services Serving distributed generation and utility-scale markets Strong Midwest and Northeast presence; rapidly expanding nationally WHO WE ARE Foundation-first engineering tailored to site conditions Early engineering improves project design, execution, and cost Vertically integrated engineering, manufacturing, and installation Proven track record of reliability, execution, and customer service WHY CUSTOMERS CHOOSE APA Leverage ARRAY's commercial platform and customer relationships Integrated foundation and tracker solutions Scaling manufacturing and automation for larger, more complex projects POSITIONED FOR GROWTH Built on reliability. Engineered for performance. Focused on long-term partnerships.

ARRAY

APA HAS DELIVERED RAPID GROWTH THROUGH MARKET EXPANSION & SHARE GAIN

- Entered the market focused on ground mount fixed-tilt systems
- Built a reputation on durable design, installation efficiency, and reliable execution
- Expanded foundation expertise for increasingly complex and diverse site conditions
- Leveraged foundation expertise to innovative tracker solutions


REVENUE GROWTH
$130M(1)
$15M
+ Significant Double Digit Growth
2019
2025
2026


HELICALS
GEOBALLAST
C-PILE
GROUND SCREWS
SIGMA PILE
AP ALTERNATIVES
2008
APA WAS FOUNDED
READY RACK
2014
READY RACK
MODULAR SYSTEM
2011
AD MOD
2016
ADVANCED MODULAR
TITAN™
2018
TITAN
A-FRAME TRACKER INTERFACE
A-FRAME®
2019
TITAN DUO™
TITAN DUO
APA SOLAR RACKING An ARRAY Company
2025
ACQUIRED BY ARRAY
IN-HOUSE FOUNDATION MFG
2022
ATLAS™
2026

(1) APA 2025 revenue includes full calendar year financials for APA including pre-acquisition period

23

24 A LEADING PRODUCT PORTFOLIO ENGINEERED FOUNDATION SOLUTIONS FIXED-TILT MOUNTING SYSTEMS TRACKER INTERFACE ATLAS HELICAL Ideal for high water tables, soft soils, deep frost lines, and shallow bedrock C-PILE Ideal for soils with few obstructions and soils that allow high skin friction POUR-N-GO Best suited for areas of non- penetrative soils, such as landfills GEO-BALLAST Best suited for areas of non- penetrative soils, such as landfills SCREW Best suited for rocky soils, hard pan, or bedrock and clay Engineered A-Frame® foundations ideal for difficult soil conditions 4-Rail design for areas with high snow loads and ideal for large format modules Atlas combines proven foundation technologies and native tracker integration into a suite of engineered solutions An industry-leading, cost-competitive sub-surface solutions requiring no specialized installation equipment Bringing the best of APA and ARRAY together with a technically integrated solution A leading manufacturer of fixed-tilt racking in the U.S.

25 UNMATCHED CUSTOMER VALUE PROPOSITION Integrated capabilities that strengthen customer relationships and deliver results IN-HOUSE ENGINEERING Custom foundations optimized for efficiency Better project economics through cost and scheduling advantages Reduced risk, better performance FOUNDATION TESTING Real-world foundation performance validation Data-driven risk and cost reduction Predictable execution across diverse soil conditions IN-HOUSE MANUFACTURING 600,000+ sq. ft. of U.S. manufacturing capacity Quality, scale and speed at every stage Vertical integration strengthens competitiveness FIELD EXECUTION & SUPPORT Dedicated project management Optional installation services On-site contractor training

26 DRIVERS FOR FIXED TILT & ENGINEERED FOUNDATIONS 35.2 32.7 33.6 34.0 20 22 24 26 28 30 32 34 36 2026E 2027E 2028E 2029E U.S. Utility Fixed-Tilt Projected Shipments U.S. Utility Tracking Projected Shipments Source: Wood Mackenzie U.S. Solar 1Q26 In Gigawatts In Gigawatts Utility-scale momentum is already showing up AI-driven data centers and growing power demand are expanding utility- scale and C&I fixed-tilt deployment, creating a larger addressable market OVERALL FIXED TILT MARKET More challenging sites are increasing demand for engineered foundations over traditional driven piles, where APA's engineering expertise provides a competitive advantage ENGINEERED FOUNDATIONS MARKET >2X growth in APA average pipeline project size since acquisition 3.7 3.5 3.2 3.0 2026E 2027E 2028E 2029E

ARRAY

CHALLENGING SITE CONDITIONS ARE EXPANDING THE OPPORTUNITY FOR ENGINEERED FOUNDATIONS

Engineered A-Frame foundations help address multiple challenging site conditions, reducing installation risk and delivering value on large utility-scale solar projects

LOW — HIGH

1 HIGH FROST ACTION



Frost heave and uplift can affect shallow posts, increasing the need for alternative foundation solutions

2 SHALLOW RESTRICTIVE LAYER (<100cm)



Shallow bedrock and restrictive layers can limit pile embedment, making engineered foundations an attractive alternative

3 EXPANSIVE CLAY (HIGH PLASTICITY)



Expansive clays can shrink and swell, causing movement and heave in shallow foundations

4 WEAK / LOW DENSITY SOILS



Low-density soils can indicate weak or compressible materials with reduced foundation capacity

27

28 WHY ENGINEERED FOUNDATIONS ARE GAINING SHARE TRADITIONAL APPROACH SINGLE SUBSURFACE & TRACKER INTERFACE H-Piles – Steel beams percussively driven into the ground, sometimes requiring pre-drilling KEY ISSUES May require deeper embedment, increasing costs May require costly pre-drilling or cementing Potential for pile refusal in hard soils can increase installation risk, cost, and rework ENGINEERED FOUNDATION ALTERNATIVES SUBSURFACE Ground Screws – Galvanized steel screws for rocky or dense soils Helical Piers – Galvanized steel shafts with welded helices for soft soils and frost heave TRACKER INTERFACE Above ground support for the tracker, panels, and balance-of-system Highly adjustable, allowing for installation flexibility in undulating terrain Handle tracker structural loads better than traditional piles WHY DEMAND FOR ENGINEERED FOUNDATIONS IS GROWING Advances in engineered foundations make previously uneconomic sites viable Solar is expanding into more challenging soils where engineered foundations perform superior Standardized engineered foundation installation is critical to successful project execution, improving quality, and reducing risk

29 ARRAY ATLAS DELIVERS AN INTEGRATED SOLUTION ACROSS SOIL CONDITIONS SHARED ACROSS BOTH: Atlas II The Atlas Bearing housing, configurable for 52°,60° or 77° by changing the bearing’s hard stop only Atlas I Integrated foundation-to-tracker solution that modernizes traditional driven-pile approach through an improved, adjustable architecture For standard soil conditions BEST FIT: Standard soils, traditional driven pile applications Integrated foundation-to-tracker solution that improves A-Frame alternative foundation applications through a simplified ARRAY tracker interface For challenging soil conditions BEST FIT: High frost depth, rocky, shallow embedment, or ultra soft soils

30 ATLAS I Foundation-to-tracker solution designed for standard, favorable soil conditions to improve project execution Pre-galvanized roll-formed sigma profile, available in 9 or 11 gauge. Shorter than a full W-beam, stiffer edge profile improves driving performance, less bending moment, less deformation risk during impact driving. Ideal for sandy soils and lean clays. Roll-formed C-channel (Pre-galvanized G90, 80ksi, 9 gauge) bolted to sigma or W- beam foundation. Never driven. Tracker interface is always pristine. Adjustable bolt- hole pattern allows height correction in the field. Bearing housing connection reduced to 4 bolts vs. 6 in the current ARRAY configuration. Configure 52°, 60° or 77° by changing bearing’s hard stop only - no stamping or bolts changes. W8 / W6 beam: Interface and bearing components are identical, only the driven pile changes. H-beam is best used for sites with high corrosion, high tracker loads, or stiffer/rockier soil conditions. ATLAS BEARING Engineered bearing design improves load distribution and system performance, reducing stress on components, and supporting long-term durability. W-BEAM SIGMA PILE FAST INSTALLATION Designed for rapid pile driving with reduced top-of-pile accuracy requirements, impr ving nstall speed while lowering precision-related delays. SHORTER DRIVEN-PILE The two-piece design reduces the length of the below-grade pile, improving handling and supporting faster, more predictable pile driving. FIELD ADJUSTABILITY Built-in ±3" adjustment capability enables correction for minor install variance, helping maintain alignment without costly rework. ROLL-FORMED PROFILE 9- or 11-gauge profile reduces material weight while maintaining strength, enabling faster manufacturing lead times, and easier handling in the field. PRE-PUNCHED LOCATIONS Factory pre-punched damper holes eliminate field drilling, improving install speed, accuracy, and overall consistency. FOUNDATION OPTIONS Compatible with both Sigma pile or driven W-beam foundations, providing flexibility to align with site conditions, project specs, and procurement preferences. DOMESTIC MANUFACTURING U.S. manufacturing with non-domestic options available, providing flexibility to meet project sourcing requirements. STANDARD FOUNDATION REVEAL Up to 24" ±2" of reveal adjustability allows crews to fine-tune height in the field, reducing grading requirements and accommodating site variability. FOUR BEARING CONNECTIONS Requires only four field connections, helping streamline installation, reduce labor time, and simplify crew workflows on-site.

ARRAY

ATLAS™ II

Foundation-to-tracker solution built on APA's proven A-Frame® approach for challenging soil conditions


THROUGH BOLTS
CONNECTION POINTS



ATLAS™ BEARING
Engineered bearing design improves load distribution and system performance, reducing stress on components, and supporting long-term durability.

TWO BEARING CONNECTIONS
Simplified bearing housing connection reduces required fasteners from six to two. Fewer connections help streamline installation, reduce labor time, and improve crew efficiency in the field.

FOUNDATION OPTIONS
Compatible with APA Solar helical piles and ground screws, providing flexibility across a wide range of challenging soils conditions. Helical piles are ideal for high water tables, soft or expansive soils, and low blow-count conditions, while ground screws excel in rocky soils, hardpan, frost-prone sites, and areas with obstruction risk.

GROUND SCREW



HELICAL PILE



TERRAIN-FOLLOWING CAPABILITY
Purpose-built to support terrain-following across ARRAY tracker systems. Extends flexibility from the foundation through the tracker, helping projects adapt to complex site conditions.

VERTICAL ADJUSTABILITY
Built-in vertical adjustment helps crews compensate for normal installation variation while maintaining tracker alignment. Increases installation flexibility without requiring foundation modifications.

ADDITIONAL OPTIONS
Available in 52-degree, 60-degree, and 77-degree configurations to support a range of project and tracker requirements.

DOMESTIC MANUFACTURING
U.S. manufacturing with non-domestic options available, providing flexibility to meet project sourcing requirements.

E/W ADJUSTABILITY
Integrated east/west adjustment capability supports sites with varying topography. Helps reduce field rework while maintaining alignment across the tracker row.

31

32 FOUNDATION TESTING EXTENDS APA’S ENGINEERING ADVANTAGE Dedicated field testing validates real-world site conditions to reduce foundation risk before it impacts cost, schedule, or execution REDUCE COST Avoid overdesign and unnecessary material costs Optimize foundation design for site conditions REDUCE RISK Validate engineering assumptions before construction Minimize rework, delays, and execution risk IMPROVE EXECUTION Improve predictability across diverse soil conditions Increase installation confidence at project scale APA’s experience across complex site conditions helps identify foundation risk earlier, validate assumptions in the field, and translate site variability into more predictable design and execution decisions We validate critical design inputs in the field — not just on paper.

33 SITE-WIDE GEOTECHNICAL DATA ESTABLISHES THE STARTING POINT Understanding site variability through field data CAPTURING SUBSURFACE CONDITIONS ACROSS THE FULL PROJECT FOOTPRINT Distributed boring log locations Testing density aligned to site complexity Accessibility and coverage impact data quality Reliable, site-wide data is the foundation for accurate engineering decisions.

34 FOUNDATION TESTING CONVERTS FIELD DATA INTO REAL-TIME DESIGN DECISIONS Turning field testing into engineering insight CAPACITY TESTING Measures in-site load capacity Confirms design thresholds Identifies subsurface limitations SOIL PROBING Defines variability across the site Establishes consistent test grid FOUNDATION ZONE Assigns foundation types by condition Defines install methods and refusal expectations Measured performance replaces assumptions in how we design and build.

35 COST EFFICIENCY BETTER ENGINEERING INPUTS DRIVE STRONGER AND MORE PREDICTABLE PROJECT PERFORMANCE Reduces systematic overdesign Optimizes material use based on real data Delivering excellence through engineering discipline RISK REDUCTION Lowers likelihood of rework and corrective actions Reduces exposure to design-related change orders CAPITAL EFFICIENCY Improves accuracy of upfront designs Reduces reliance on contingencies FINANCIAL IMPACT Optimize CapEx and O&M Reduces project-level financial variability

36 APA'S NEXT PHASE OF GROWTH Positioned to expand through deeper customer relationships, broader project participation, and market expansion FURTHER EXPANSION IN UTILITY-SCALE SOLAR Leverage ARRAY's customer relationships and commercial reach Increase penetration with large developers, EPCs, and IPPs Win larger, more complex utility scale projects GROWTH OPPORTUNITIES Expand manufacturing capabilities and automation Extend foundation solutions into adjacent markets (e.g., BESS) Expand existing product portfolio internationally ATLAS PORTFOLIO Integrated foundation-to-tracker solutions for all soil conditions Enhanced customer value through greater installation flexibility and procurement resiliency Expands participation across utility- scale solar projects with differentiated integrated solutions

Nick Strevel Chief Product Officer INNOVATION & TECHNICAL SELLING AS A COMPETITIVE ADVANTAGE Darin Green Chief Revenue Officer

38 3rd PARTY ENGINEERING VALIDATION & VALUATION HOW INNOVATION AND DIFFERENTIATION DRIVES CUSTOMER AND SHAREHOLDER VALUE Greater share of project economics Lower cost structure INNOVATION DIFFERENTIATION VALUE VALUE CAPTURE MARGIN EXPANSION LONG-TERM SHAREHOLDER VALUE Site optimization, faster installation, reduced logistics, efficient use of materials ARRAY + APA transforms customer challenges into differentiated solutions that improve project outcomes, strengthen competitive advantage, and create long-term value DISCOVERY Translate pain points into integrated engineering, foundations, and tracker solutions Start with field realities, customer economics, and execution risk Solves critical customer pain points with patent- protected products Profitable growth, higher returns, stronger competitive advantage

39 CUSTOMER REQUIREMENTS DEFINE PRODUCT STRATEGY Optimizing every project with integrated solutions that improve customer economics and strengthen ARRAY's competitive advantage SITE COMPATIBILITY SCHEDULE CERTAINTY INSTALLATION EFFICIENCY PROCUREMENT SIMPLICITY INSURANCE CONSIDERATIONS PRODUCT OFFERINGS BUILT FOR VARYING SITE CONDITIONS FAVORABLE CONDITIONS MODERATE CONDITIONS CHALLENGING CONDITIONS O E ATE CO ITIO S TRADITIONAL APPROACH  Right foundation for every condition  Lower installed cost  Reduced risk and rework  Higher returns across the entire site MULTIPLE OPTIMIZED SOLUTIONSONE-SIZE-FITS-ALL ARRAY APPROACH • Same foundation across entire site • Not optimized for site variability • Higher cost and more rework • Increased risk and lower returns

ARRAY

ARRAY PRODUCT PLATFORM ENHANCEMENTS THROUGH 2025

Expanding our industry-leading tracker platforms with advanced solutions for all terrains, weather, and performance

SmarTrack® | Terrain Adaptive Backtracking ▲ Diffuse Weather Response ▲ Hail Alert Response ▲ Automated Snow Response

DuraTrack® The gold standard in solar tracking technology

- Linked-row architecture
- Best project returns
- Fastest installation
- Dependable in extreme weather
- Zero scheduled maintenance

STI H250™

Pioneering dual-row tracker with a strong global reputation

- Lower upfront CapEx
- Established presence in Europe, South America, and South Africa
- Ideal for sites with irregular boundaries, highly angled blocks, or fragmented project areas

OmniTrack®

All the benefits of DuraTrack + MORE

- Enhanced N/S terrain flexibility
- Minimized site grading and civil works permitting
- Premier solution for unlevel site terrain

Hail XP™

Extreme protection for hail mitigation

- Greater system reliability
- Automated hail response BEFORE the storm hits
- Premier hail protection

SkyLink™

Wireless, all-weather, string powered DC control system

- PV-string powered brushless DC motor
- Zigbee wireless communication
- Eight-row linked architecture
- Reduced trenching, zero batteries

40

ARRAY

2026 DELIVERS OUR MOST AMBITIOUS YEAR OF INNOVATION

Five major product launches are expanding ARRAY's platform, strengthening customer differentiation, and building momentum beyond 2026

DuraTrack D2S™



- Brings differentiated features of DuraTrack® platform to dual row format internationally
- ARRAY Wind XP™ patented passive wind stow technology
- Leading terrain adaptability
- ARRAY SmarTrack® enabled

OmniTrack® 2.0



- New 2-degree flex capability unlocks cost savings and faster deployment, driving up to $2.5M savings per 100 MW[1]
- Steeper terrain-following means less steel and less schedule risk from grading and permitting delays

Atlas™ I



- Integrated foundation-to-tracker solution
- Modernizes traditional approach through an improved, adjustable architecture, providing entry into >$1B traditional foundation TAM[2]
- Optimal for standard soils

Atlas™ II



- Integrated foundation-to-tracker solution
- Improves A-Frame alternative foundation applications through a simplified tracker interface
- Optimal for high frost depth, rocky, shallow embedment, or ultra-soft soils

DuraTrack® 60° Variant



- Extreme-weather resilient lower capital cost alternative
- 60° stow paired with SmarTrack® Hail Alert Response, with a >99% reliable stow execution rate[3]
- Wired AC motor and wired communications outperform battery-powered

(1) ARRAY estimates based on historical project execution
(2) Wood Mackenzie Global Solar Tracking Landscape H1 2026 report and company estimates
(3) Observed Hail Alert Response monthly performance summary, 2024- 1H 2026

41

SOFTWARE MOMENTUM IS ACCELERATING

SmarTrack® intelligence and the GoARRAY commissioning app extend ARRAY's software layer from installation through operation

BACKTRACKING + DIFFUSE

Attach is growing and 2026 installs exceed full-year 2025

2026 YTD ATTACH RATE

50%[1]

of 2026 YTD deliveries attaching SmarTrack software

Roughly half of 100GW legacy tracker installed base opportunity for retro-fit, with implementations underway

HAIL ALERT RESPONSE (HAR)

Automated stow execution is proven and repeatable

STOW SUCCESS

>99%[2]

automated stow success on available equipment

AVG TIME TO STOW

~8 min[2]

from alert to full stow

HAR is providing proven value to customers and insurers

GoARRAY COMMISSIONING APP

Guided mobile commissioning for ARRAY trackers

- SkyLink live now — first deployed application
- Replaces laptop-based setup with guided mobile workflows
- Builds a scalable software foundation for repeatable field execution


MAIN
SITE MAP
SITE MAP

Software-enabled differentiation from commissioning through operation

(1) Installs as of 8/17/26
(2) Observed Hail Alert Response monthly performance summary, 2024- 1H 2026

42

QUANTIFYING VALUE EARLIER AND DEEPER THROUGH A TECHNICAL SALES FRAMEWORK

ARRAY

EXPANDING THE SCOPE OF HOW WE COMPARE OURSELVES TO THE COMPETITION



Tracker Quote
Geotechnical Civil Work & Foundations
Total Project Value

Factors beyond the scope of a quote that drive customer decision-making:

Bankability, Passive Stow, Battery-less System

HOW WE CREATE VALUE

UTILITY & DEVELOPER VALUE	EPC Value
✓ Lower LCOE	✓ Faster installation
✓ Higher project returns	✓ Lower labor costs
✓ Reduced lifecycle risk	✓ Simpler construction
✓ Proven operational performance	✓ Predictable execution
✓ Lower insurance exposure	✓ Lower insurance exposure
✓ Better financing / bankability	✓ Better financing / bankability

ARRAY's technical sales process expands the conversation beyond tracker price to total project value

43

ARRAY

DIFFERENTIATED OFFERINGS THAT CREATE REAL VALUE

Optimizing performance, reliability, and project economics to deliver the best outcomes for customers and strengthen ARRAY's competitive advantage

RELIABILITY & RESILIENCE

99%+ reliability of stow[1]

Lower lifecycle risk and reduced O&M requirements


OPTIMIZED
PRODUCT
VALUE
$

PERFORMANCE & ENERGY

Wind XP™
SmarTrack®

Higher energy yield and project returns

COST & SYSTEM OPTIMIZATION

Atlas™ foundation solutions vs. traditional piles

OmniTrack® 2.0 architecture

Table Density

Lower CapEx and improved project economics

(1) Observed Hail Alert Response monthly performance summary, 2024- 1H 2026

44

ARRAY

WIND XP™: PATENTED PASSIVE WIND STOW FUNDAMENTALS

Competitors' Active Stow

Measure wind speed and actively stow before critical wind


Tracking
Stowed


WIND

ARRAY Passive Stow

Mechanical torsion limiter allows precise "on-demand" stowing


Tracking
WIND
Stowed

Wind XP Energy Benefits


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Wind XP Energy Gain %

+4% Average energy gain for projects in higher-wind regions[1]

(1) Third-party DNV Wind Stow Energy Loss Study, March 2024

45

46 ARRAY’S TABLE DENSITY BENEFIT FUNDAMENTALS Fewer gaps in ARRAY’s N-S spacing of the tracker allow it to achieve a higher DC target on a site and achieve higher yield relative to trackers with bearing house assembly gaps Bearing House Assembly Gaps Competitor Motor/Driveline Gap >5% more power density ARRAY high-density architecture allows for more MW on the same footprint of land

47 TABLE DENSITY = DESIGN FLEXIBILITY Array’s high density tracker architecture creates more design options to maximize project value More Capacity SAME NUMBER OF TABLES, MORE EAST-WEST SPACING SAME CAPACITY WHILE AVOIDING COSTLIEST AREAS Minimizing Civil ACHIEVE SAME CAPACITY WITH ONLY FULL LENGTH ROWS Fewer SKUs More Energy ARRAY TrackerTracker with Gaps Project Boundary Civil Costs 1 More Capacity 3 Fewer SKUs 2 More Energy 4 Minimize Civil

IMPROVING CUSTOMER EXPERIENCE THROUGH INTEGRATED OFFERINGS

ARRAY


ARRAY

DuraTrack® 60° Variant

Voice of customer approach to product roadmap enhancement expected to unlock annual GW+ pipeline in hail risk geographies

1.4 GW OmniTrack® Solar + Storage Project

"**Maximizing energy generation in a high wind environment** was a key selection criteria for our project and ARRAY's **Wind XP** is a compelling solution to minimize stow-related energy losses." –Tier 1 Independent Power Producer

48

CUSTOMER-LED STRATEGY IS DRIVING COMMERCIAL MOMENTUM

ARRAY

Differentiated innovation is translating into measurable customer adoption and growth


ORDERBOOK PROGRESSION
$1.8B
$1.9B
$2.2B
$2.4B
$2.5B
2Q25
3Q25
4Q25¹
1Q26
2Q26

ORDERBOOK GROWTH

37% YoY

SOFTWARE MOMENTUM

>100%

software revenue growth YTD YoY

NEW PRODUCT ADOPTION

~50%

of orderbook[2]

*Note: Unless otherwise noted, data as of 2Q26

(1) APA inclusion beginning 4Q25

(2) New product introductions - OmniTrack®, SkyLink, Hail XP™, and APA as % of orderbook

49

50 ARRAY + APA STRENGTHENS LONG-TERM POSITIONING IN ENERGY INFRASTRUCTURE INTEGRATED SOLUTIONS A broader platform spanning trackers, software, foundations, and services ARRAY + APA are building a more technically integrated, differentiated platform designed to improve project outcomes and deepen customer relevance over time TECHNICAL ADVANTAGE Customer-specific engineering insight applied earlier in the project lifecycle COMMERCIAL RELEVANCE LCOE-driven selling and measurable value that supports higher-quality engagement SCALABLE INNOVATION AI-enabled processes and product innovation that can improve speed, consistency, and future differentiation

Kevin G. Hostetler ARRAY CEO KEY TAKEAWAYS

52 INVESTMENT THESIS CAPITALIZING ON ATTRACTIVE LONG- TERM SOLAR GROWTH Utility-scale solar remains the lowest-cost option for new electricity generation globally1 Positioned to benefit from durable demand drivers, including electrification, AI datacenter growth, and energy transition DRIVING CUSTOMER VALUE THROUGH DIFFERENTIATED TECHNOLOGY Proven, high-quality tracking solutions designed for reliability, performance, and lifecycle value Integrated platform across hardware, software, and foundations expands total addressable market New products represent more than half of orderbook, reflecting strong customer adoption2 EXPANDING GLOBAL PLATFORM AND STRONG COMMERCIAL MOMENTUM Strong orderbook momentum in 2026 supports share gains and long-term growth Scaled global footprint with expanding presence across key international markets, including Turkey, Peru, and Colombia Standardized product platform enables repeatable execution and share gains, while growing backlog supports long-term revenue visibility EXECUTING FOR LONG-TERM VALUE CREATION Disciplined cost structure and margin expansion initiatives underway, including APA procurement and 45X synergies Strong cash flow generation driven by working capital efficiency Balanced capital allocation priorities intended to support growth, deleveraging, and long-term returns (1) Lazard Levelized Cost of Energy report 2026 (2) New product introductions - OmniTrack®, SkyLink, Hail XPTM, and APA as % of orderbook as of 2Q26

Q&A

investors@arraytechinc.com @arraytechinc Scan to follow us in ARRAY Technologies

Speaker Bios

56 Kevin Hostetler has been ARRAY’s CEO since April 2022. He has over 25 years of global industrial business leadership experience having transformed multiple engineered products and services companies throughout his career. Prior to ARRAY, Kevin served as Chief Executive Officer at Rotork, a market-leading global provider of mission-critical flow control and instrumentation solutions, where he led the company’s Growth Acceleration Program which drove improved margins, capital efficiency, and commercial excellence. Prior to joining Rotork in February 2018, he served as Chief Executive Officer of FDH Velocitel starting in November 2014, leading the engineering and construction services provider through a series of acquisitions to support improvement of aging critical infrastructure, such as bridges, dams, and transmission towers. He was Executive Advisor to Wind Point Partners, a private equity firm focused on growth capital investments and leveraged buyouts in middle-market companies from March 2012 to November 2014. He held ascending leadership roles from 2007 to 2012 at IDEX Corporation, where he served as an officer of the company and the Group President of the Fluid and Metering Technologies Segment and IDEX Asia, which includes operating platforms in energy, water, chemical, food, and agriculture. He also spent seven years at Ingersoll Rand Inc. in progressive profit and loss leadership and business development roles within the Industrial Technologies Segment. Kevin has served on the supervisory board of Esdec Solar Group since January 2023. Kevin has a BS in Finance from King’s College and an MBA from New York University-Leonard N. Stern School of Business. Kevin Hostetler ARRAY Chief Executive Officer

57 Josh Von Deylen is the Chief Executive Officer of APA Solar. After earning a Bachelor of Science in Business Marketing from Bowling Green State University, he began his career at Alex Products, developing expertise in estimating, sales, and customer engagement before helping launch APA Solar in 2008. Over the course of his career, Josh has been involved in the growth of APA Solar from a startup venture to an established provider of solar racking and foundation solutions. His experience across business development, customer relationships, and organizational strategy has supported the expansion of the company's product offerings and market presence throughout the United States. As a member of APA Solar's leadership team, Josh works across the organization to support strategic initiatives involving business growth, market development, customer partnerships, and long-term planning. His broad perspective and industry experience help shape the continued advancement of APA Solar's products, operations, and position within the utility-scale solar market. Josh Von Deylen APA Solar Founder & Chief Executive Officer

58 As the Chief Operating Officer of APA Solar, Joe Von Deylen is a cross-functional operations and product development leader whose career spans manufacturing, foundations, installation services, and solar racking innovation. Since joining the company after graduating from Bowling Green State University, he has held positions of increasing responsibility, helping support the expansion of APA's product offerings and operational capabilities across the United States. Throughout his career, Joe has developed deep expertise in solar racking, with experience ranging from foundation testing and installation services to large-scale manufacturing and product development. He played a key leadership role in the development and launches of APA's Atlas suite and A-Frame® Tracker Interface to bring a wider range of solutions to the solar tracker market. As a member of APA Solar's leadership team, Joe works across the organization to support strategic initiatives involving the Atlas and A-Frame® product line, foundation operations, manufacturing, sales, estimating, and new product development. His cross-functional experience provides valuable insight into the continued advancement of the company's products and operations. Joe Von Deylen APA Solar Founder & Chief Operating Officer

59 Darin Green serves as Chief Revenue Officer at ARRAY Technologies. With over two decades of experience in the renewable energy industry, he brings extensive expertise in driving revenue growth, building high-performing teams, and executing customer-centric strategies. Green has a proven track record of developing innovative business models and crafting strategies that deliver sustainable results for customers and stakeholders alike. Most recently, Darin served in various leadership roles at First Solar, including Head of Global Allocation & Strategy, Head of Global DG & Latin America, and Head of Module Sales for North America. In these roles, he successfully navigated supply-demand complexities, spearheaded regional growth initiatives, and launched new business channels that generated significant revenue and value for the organization. His leadership has consistently emphasized operational excellence, customer success, and long-term impact. Darin earned an MBA in Finance (Beta Gamma Sigma National Honor Society) from Columbia Business School in New York and a BBA in Finance from the University of Michigan. Darin Green ARRAY Chief Revenue Officer

60 Nick Strevel is the Chief Product Officer overseeing Product Management, Technical Sales, and Applications Engineering at ARRAY Technologies. Nick has strengthened ARRAY’s product management and product marketing capabilities while building real momentum with Technical Sales tightening the connection between market requirements and our roadmap. Nick joined ARRAY from First Solar, where he spent more than a decade in increasingly senior roles across product management, technical sales, and technology development. Most recently, he served as Vice President of Product, responsible for driving the global product roadmap and aligning technology development with customer needs and market opportunities. Prior to that, he led First Solar’s global technical sales team and held multiple engineering and leadership positions in the U.S. and Germany. He holds a B.S. in Mechanical Engineering from Michigan State University and studied at RWTH Aachen University in Germany. Nick Strevel ARRAY Chief Product Officer